SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 18, 2004
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


        Washington                      0-26542                  91-1141254
(State or Other Jurisdiction     (Commission file number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits.

        The following exhibit is furnished pursuant to Item 9 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934:


         Exhibit No.            Exhibit
         -------------------    ------------------------------------------
         99.1                   Press Release dated May 18, 2004


Item 9:  Regulation FD Disclosure

On May 18, 2004, the Registrant publicly disseminated a press release announcing the restructuring of the Registrant's business relationship with Anheuser-Busch. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K pursuant to Item 9.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      REDHOOK ALE BREWERY,
                                                      INCORPORATED



Dated:  May 18, 2004                        By: /s/ DAVID J. MICKELSON
                                                --------------------------------
                                                    David J. Mickelson
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit           Exhibit
No.
--------------    -----------------------------------------------------

99.1              Press Release dated May 18, 2004